SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant                          [ X ]
Filed by a Party other than the Registrant       [   ]

Check the appropriate box:

[   ] Preliminary Proxy Statement
[   ] Definitive Proxy Statement
[ x ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to ss.240-14a-11(c) or ss.240-14a-12

                  Franklin New York Tax-Free Income Fund, Inc.
                (Name of Registrant as Specified In its Charter)

                  Franklin New York Tax-Free Income Fund, Inc.
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[   ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a- (i)(1), or 14a-6(j)(2)

[   ] $500 per each party to the controversy pursuant to Exchange Act Rule
      14a-6(i)(3)

[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

      (1)  Title of each class of securities to which transaction applies:

      (2)  Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1

      (4)  Proposed maximum aggregate value of transaction:

      (5)   Total fee paid:

[ X ] Fee paid previously with preliminary material.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:

      2)    Form, Schedule or Registration Statement No.:

      3)    Filing Party:

      4)    Date Filed:


                            NOTICE OF ADJOURNMENT

                 FRANKLIN NEW YORK TAX-FREE INCOME FUND, INC.
                        ANNUAL MEETING OF SHAREHOLDERS

                      ADJOURNMENT DATE: OCTOBER 2, 1996

                         IMMEDIATE ATTENTION REQUIRED

Dear Shareholder:

The September 18, 1996, annual meeting of shareholders was adjourned to October 2, 1996 in order to give more shareholders time to vote their shares. Currently, we have not received your vote and would like you to consider the following important items.

PROPOSED REORGANIZATION OF THE FUND
Most publicly-traded corporations, like Coca Cola, Exxon and GM, are not incorporated in the states in which their headquarters are located, but rather have their official corporate status in a state which is conducive to the legal needs of the corporation. Mutual funds are no different. In recent years many mutual funds have reorganized as Delaware Business Trusts to reduce operating expenses and to have various operational flexibilities which are favorable to mutual funds. Your Fund which is a New York Corporation would like to do the same and is seeking your vote for approval of a new organization structure as a Delaware Business Trust.

If the reorganization of your Fund is approved, various important points would not change:

    The Fund would still be a New York Tax Free Income Fund and would retain its current tax exempt features.

    The investment policies would remain exactly the same and the value of your investment would be the same (and fluctuate the same) as under the Fund's current corporate structure.

    The fund would continue to provide updates and financial information to you exactly as in the past.

While the Reorganization as a Delaware Trust would permit the Fund to eliminate ROUTINE annual meetings and save legal, printing, tabulation and related expenses, such Reorganization would not effect the rights of shareholders to vote on non-routine matters such as fundamental investment policy changes, changes in advisory fees and other important items.

In order for this reorganization to be approved, New York law requires that two-thirds of the outstanding shares of the Fund vote in favor of the transaction. This vote requirement is unusually high. THEREFORE, WE ARE ASKING SHAREHOLDERS TO VOTE FOR PROPOSAL 3.

The Board of Directors believes that approval of all of these matters is in the best interests of shareholders. Therefore, we urge you to read the enclosed material and vote FOR all the proposals. Should you have any questions, please feel free to call our proxy solicitor, Shareholder Communications Corporation at 1-800-733-8481, extension 493. They will be happy to answer any questions you may have.



                 FRANKLIN NEW YORK TAX-FREE INCOME FUND, INC.
                        ANNUAL MEETING OF SHAREHOLDERS

                      ADJOURNMENT DATE: OCTOBER 2, 1996

                         IMMEDIATE ATTENTION REQUIRED

PLEASE VOTE your shares through either one of the convenient methods listed below:

      1. BY PHONE, simply call Shareholder Communications Corporation ("SCC"), toll-free, at 1-800-733-8481, EXTENSION 493. Operators can take your vote over the phone between the hours of 9:00am and 11:00pm EST.

                                         OR

      2. BY FACSIMILE, you can fax your signed proxy to 1-800-733-1885, anytime, toll-free.



                 FRANKLIN NEW YORK TAX-FREE INCOME FUND, INC.
                        ANNUAL MEETING OF SHAREHOLDERS

                      ADJOURNMENT DATE: OCTOBER 2, 1996

                         IMMEDIATE ATTENTION REQUIRED

PLEASE VOTE your shares through either one of the convenient methods listed below:

      1. BY PHONE, simply call Shareholder Communications Corporation ("SCC"), toll-free, at 1-800-733-8481, EXTENSION 493. Operators can take your vote over the phone between the hours of 9:00am and 11:00pm EST.

                                         OR

      2. BY FACSIMILE, you can fax your signed proxy to 1-516-245-7670, anytime.



                            NOTICE OF ADJOURNMENT

                 FRANKLIN NEW YORK TAX-FREE INCOME FUND, INC.
                        ANNUAL MEETING OF SHAREHOLDERS

                      ADJOURNMENT DATE: OCTOBER 2, 1996

                         IMMEDIATE ATTENTION REQUIRED

Dear Shareholder:

The September 18, 1996, annual meeting of shareholders was adjourned to October 2, 1996 in order to give more shareholders time to vote their shares. Currently, we have not received your vote and would like you to consider the following important items.

PROPOSED REORGANIZATION OF THE FUND
Most publicly-traded corporations, like Coca Cola, Exxon and GM, are not incorporated in the states in which their headquarters are located, but rather have their official corporate status in a state which is conducive to the legal needs of the corporation. Mutual funds are no different. In recent years many mutual funds have reorganized as Delaware Business Trusts to reduce operating expenses and to have various operational flexibilities which are favorable to mutual funds. Your Fund which is a New York Corporation would like to do the same and is seeking your vote for approval of a new organization structure as a Delaware Business Trust.

If the reorganization of your Fund is approved, various important points would not change:

    The Fund would still be a New York Tax Free Income Fund and would retain its current tax exempt features.

    The investment policies would remain exactly the same and the value of your investment would be the same (and fluctuate the same) as under the Fund's current corporate structure.

    The Fund would continue to provide updates and financial information to you exactly as in the past.

While the Reorganization as a Delaware Trust would permit the Fund to eliminate ROUTINE annual meetings and save legal, printing, tabulation and related expenses, such Reorganization would not effect the rights of shareholders to vote on non-routine matters such as fundamental investment policy changes, changes in advisory fees and other important items.

In order for this reorganization to be approved, New York law requires that two-thirds of the outstanding shares of the Fund vote in favor of the transaction. This vote requirement is unusually high. THEREFORE, WE ARE ASKING SHAREHOLDERS VOTE FOR PROPOSAL 3.

The Board of Directors believes that approval of all of these matters is in the best interests of shareholders. Therefore, we urge you to read the enclosed material and vote FOR all the proposals.


                 FRANKLIN NEW YORK TAX-FREE INCOME FUND, INC.
                        ANNUAL MEETING OF SHAREHOLDERS

                      ADJOURNMENT DATE: OCTOBER 2, 1996

                         IMMEDIATE ATTENTION REQUIRED

PLEASE VOTE your shares through either one of the convenient methods listed below:

      1. BY FACSIMILE, you can fax your signed proxy to 1-516-254-7670, anytime.

                                         OR

      2. BY MAIL, return your proxy in the enclosed postage-paid envelope.




                            NOTICE OF ADJOURNMENT

                 FRANKLIN NEW YORK TAX-FREE INCOME FUND, INC.
                        ANNUAL MEETING OF SHAREHOLDERS

                      ADJOURNMENT DATE: OCTOBER 2, 1996

                         IMMEDIATE ATTENTION REQUIRED

Dear Shareholder:

The September 18, 1996, annual meeting of shareholders was adjourned to October 2, 1996 in order to give more shareholders time to vote their shares. While we have previously received your vote, we would like you to consider the following important items.

PROPOSED REORGANIZATION OF THE FUND
Most publicly-traded corporations, like Coca Cola, Exxon and GM, are not incorporated in the states in which their headquarters are located, but rather have their official corporate status in a state which is conducive to the legal needs of the corporation. Mutual funds are no different. In recent years many mutual funds have reorganized as Delaware Business Trusts to reduce operating expenses and to have various operational flexibilities which are favorable to mutual funds. Your Fund which is a New York Corporation would like to do the same and is seeking your vote for approval of a new organization structure as a Delaware Business Trust.

If the reorganization of your Fund is approved, various important points would not change:

    The Fund would still be a New York Tax Free Income Fund and would retain its current tax exempt features.

    The investment policies would remain exactly the same and the value of your investment would be the same (and fluctuate the same) as under the Fund's current corporate structure.

    The Fund would continue to provide updates and financial information to you exactly as in the past.

While the Reorganization as a Delaware Trust would permit the Fund to eliminate ROUTINE annual meetings and save legal, printing, tabulation and related expenses, such Reorganization would not effect the rights of shareholders to vote on non-routine matters such as fundamental investment policy changes, changes in advisory fees and other important items.

In order for this reorganization to be approved, New York law requires that two-thirds of the outstanding shares of the Fund vote in favor of the transaction. This vote requirement is unusually high. THEREFORE, WE ARE ASKING SHAREHOLDERS WHO VOTED AGAINST OR ABSTAINED TO RECONSIDER THEIR VOTE ON THE REORGANIZATION PROPOSAL AND TO VOTE FOR PROPOSAL 3.

The Board of Directors believes that approval of all of these matters is in the best interests of shareholders. Therefore, we urge you to read the enclosed material and vote FOR all the proposals. Should you have any questions, please feel free to call our proxy solicitor, Shareholder Communications Corporation at 1-800-733-8481, extension 493. They will be happy to answer any questions you may have.



                 FRANKLIN NEW YORK TAX-FREE INCOME FUND, INC.
                        ANNUAL MEETING OF SHAREHOLDERS

                      ADJOURNMENT DATE: OCTOBER 2, 1996

                         IMMEDIATE ATTENTION REQUIRED

PLEASE VOTE your shares through either one of the convenient methods listed below:

      1. BY PHONE, simply call Shareholder Communications Corporation ("SCC"), toll-free, at 1-800-221-5724, EXTENSION 493. Operators can take your vote over the phone between the hours of 9:00am and 11:00pm EST.

                                         OR

      2. BY FACSIMILE, you can fax your signed proxy to 1-800-733-1885, anytime, toll-free.